UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant [	]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only

(as permitted by Rule 14a-6(e)(2))

[	]	Definitive Proxy Statement
[ X]		Definitive Additional Materials
[	]	Soliciting Material Pursuant to Section 240.14a-12

WELLS FARGO FUNDS TRUST

Payment of Filing Fee (Check the appropriate box):

[ X ]	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount which the filing fee is calculated and state how it was determined):
4)	Proposed maximum aggregate value of transaction:
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Institutional Trust Services

May X, 2006

Dear Valued Plan Sponsor:

The Board of Trustees of the Wells Fargo Advantage FundsSM voted to approve changes to the Wells Fargo Advantage Outlook FundsSM. If the Wells Fargo Advantage Outlook Funds shareholders approve the changes, they are expected to be effective on or about June 26, 2006. In connection with the changes to the Wells Fargo Advantage Outlook Funds, each Fund’s name will be changed to correspond to the name of the Index that it will seek to replicate as follows:

Current Fund Name	Proposed Fund Name
Wells Fargo Advantage Outlook Today FundSM	Wells Fargo Advantage Dow Jones Target Today FundSM
Wells Fargo Advantage Outlook 2010 FundSM	Wells Fargo Advantage Dow Jones Target 2010 FundSM
Wells Fargo Advantage Outlook 2020 FundSM	Wells Fargo Advantage Dow Jones Target 2020 FundSM
Wells Fargo Advantage Outlook 2030 FundSM	Wells Fargo Advantage Dow Jones Target 2030 FundSM
Wells Fargo Advantage Outlook 2040 FundSM	Wells Fargo Advantage Dow Jones Target 2040 FundSM

You, as a fiduciary with voting discretion over the plan, may have already received, or will be receiving shortly, proxy materials. These materials will describe the matters on which you will be voting for the plan and will also include a detailed description of the changes, which will occur to the Funds if the measures are approved. As you will note in the materials, these matters are significant to the structure and strategies of the Funds.

Wells Fargo has arranged for an independent fiduciary to vote shares of the Funds held in accounts where Wells Fargo has discretion over the accounts, and for accounts where another fiduciary, which has discretion, has not voted the shares. Wilmington Trust Company will be acting as the independent fiduciary for these purposes.

If you do not vote the proxies by June 2, 2006, Wilmington Trust will vote the shares on behalf of your plan. However, you may still vote the shares held in the plan up to the date of the Special Meeting, which is scheduled for June 12, 2006.

If the changes which are subject to the proxy are approved by shareholders, you may expect the following to occur:

•

Prospectus Mailing – A new prospectus for the Funds will be available for distribution beginning late June or early July. At that time, a prospectus for the newly named Wells Fargo Advantage Dow Jones Target Date FundsSM will be provided to you.

•	Notice of Fee Changes – The Funds held in your plan will have fee changes. The net operating expenses (expense ratio) for the Funds will be reduced and the Funds will use a tiered expense

Institutional Trust Services

structure, with the lowest fees for the more conservative Funds that are designed for investors closer to retirement. You will be requested to review the new fee arrangements in the prospectus and you will receive a “Notice of Fee Arrangements for Proprietary Mutual Funds.” This form will be provided to you beginning in July.

•

Participant Communications – We will notify your plan participants of the changes when implemented through an announcement included with the upcoming participant statements. This communication will notify participants of the name change and that they can view the prospectus online at http://retirementplan.wellsfargo.com. Plans that have off-cycle statements or are balance forward will work with their Relationship Manager to coordinate the distribution of this announcement.

•

404(c) Compliance – A prospectus is always available upon request to you and your plan participants via phone or online at http://retirementplan.wellsfargo.com to be used in your 404(c) compliance efforts.

We look forward to continuing to serve you, and assisting your plan participants with reaching their retirement goals. If you have any questions about the Wells Fargo Advantage Outlook Funds changes, please contact your Relationship Manager or call the toll-free Benefits Helpline for your plan.

“Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

This notice must be accompanied or preceded by current prospectuses for the appropriate fund(s) held in an account. Consider the investment objectives, risks, charges and expenses of the investment carefully before investing. This and other information about the Funds can be found in a current prospectus. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company and affiliate of Wells Fargo Bank, N.A., provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

Institutional Trust Services

May X, 2006

Dear Valued Client:

The Board of Trustees of the Wells Fargo Advantage FundsSM voted to approve changes to the Wells Fargo Advantage Outlook FundsSM. If the Wells Fargo Advantage Outlook Funds shareholders approve the changes, they are expected to be effective on or about June 26, 2006. In connection with the changes to the Wells Fargo Advantage Outlook Funds, each Fund’s name will be changed to correspond to the name of the Index that it will seek to replicate as follows:

Current Fund Name	Proposed Fund Name
Wells Fargo Advantage Outlook Today FundSM	Wells Fargo Advantage Dow Jones Target Today FundSM
Wells Fargo Advantage Outlook 2010 FundSM	Wells Fargo Advantage Dow Jones Target 2010 FundSM
Wells Fargo Advantage Outlook 2020 FundSM	Wells Fargo Advantage Dow Jones Target 2020 FundSM
Wells Fargo Advantage Outlook 2030 FundSM	Wells Fargo Advantage Dow Jones Target 2030 FundSM
Wells Fargo Advantage Outlook 2040 FundSM	Wells Fargo Advantage Dow Jones Target 2040 FundSM

You, as a fiduciary with voting discretion over the account, may have already received, or will be receiving shortly, proxy materials. These materials will describe the matters on which you will be voting for the account and will also include a detailed description of the changes, which will occur to the Funds if the measures are approved. As you will note in the materials, these matters are significant to the structure and strategies of the Funds.

Wells Fargo has arranged for an independent fiduciary to vote shares of the Funds held in accounts where Wells Fargo has discretion over the accounts, and for accounts where another fiduciary, which has discretion, has not voted the shares. Wilmington Trust Company will be acting as the independent fiduciary for these purposes.

If you do not vote the proxies by June 2, 2006, Wilmington Trust will vote the shares on behalf of your account. However, you may still vote the shares held in the account up to the date of the Special Meeting, which is scheduled for June 12, 2006.

If the changes which are subject to the proxy are approved by shareholders, you may expect the following to occur:

•

Prospectus Mailing – A new prospectus for the Funds will be available for distribution beginning late June or early July. At that time, a prospectus for the newly named Wells Fargo Advantage Dow Jones Target Date FundsSM will be provided to you.

•	Notice of Fee Changes – The Funds held in your account will have fee changes. The net operating expenses (expense ratio) for the Funds will be reduced and the Funds will use a tiered expense

Institutional Trust Services

structure, with the lowest fees for the more conservative Funds that are designed for investors closer to retirement. You will be requested to review the new fee arrangements in the prospectus and you will receive a “Notice of Fee Arrangements for Proprietary Mutual Funds.” This form will be provided to you beginning in July.

We look forward to continuing to serve you. If you have any questions about the Wells Fargo Advantage Outlook Funds changes, please contact your Relationship Manager.

“Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

This notice must be accompanied or preceded by current prospectuses for the appropriate fund(s) held in an account. Consider the investment objectives, risks, charges and expenses of the investment carefully before investing. This and other information about the Funds can be found in a current prospectus. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company and affiliate of Wells Fargo Bank, N.A., provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC

Institutional Trust Services

May X, 2006

Dear Valued Plan Sponsor:

The Board of Trustees of the Wells Fargo Advantage FundsSM voted to approve changes to the Wells Fargo Advantage Outlook FundsSM. If the Wells Fargo Advantage Outlook Funds shareholders approve the changes, they are expected to be effective on or about June 26, 2006. In connection with the changes to the Wells Fargo Advantage Outlook Funds, each Fund’s name will be changed to correspond to the name of the Index that it will seek to replicate as follows:

Current Fund Name	Proposed Fund Name
Wells Fargo Advantage Outlook Today FundSM	Wells Fargo Advantage Dow Jones Target Today FundSM
Wells Fargo Advantage Outlook 2010 FundSM	Wells Fargo Advantage Dow Jones Target 2010 FundSM
Wells Fargo Advantage Outlook 2020 FundSM	Wells Fargo Advantage Dow Jones Target 2020 FundSM
Wells Fargo Advantage Outlook 2030 FundSM	Wells Fargo Advantage Dow Jones Target 2030 FundSM
Wells Fargo Advantage Outlook 2040 FundSM	Wells Fargo Advantage Dow Jones Target 2040 FundSM

You, as a fiduciary with voting discretion over the plan, may have already received, or will be receiving shortly, proxy materials. These materials will describe the matters on which you will be voting for the plan and will also include a detailed description of the changes, which will occur to the Funds if the measures are approved. As you will note in the materials, these matters are significant to the structure and strategies of the Funds.

Wells Fargo has arranged for an independent fiduciary to vote shares of the Funds held in accounts where Wells Fargo has discretion over the accounts, and for accounts where another fiduciary, which has discretion, has not voted the shares. Wilmington Trust Company will be acting as the independent fiduciary for these purposes.

If you do not vote the proxies by June 2, 2006, Wilmington Trust will vote the shares on behalf of your plan. However, you may still vote the shares held in the plan up to the date of the Special Meeting, which is scheduled for June 12, 2006.

If the changes which are subject to the proxy are approved by shareholders, you may expect the following to occur:

•

Prospectus Mailing – A new prospectus for the Funds will be available for distribution beginning late June or early July. At that time, a prospectus for the newly named Wells Fargo Advantage Dow Jones Target Date FundsSM will be provided to you.

•	Notice of Fee Changes – The Funds held in your plan will have fee changes. The net operating expenses (expense ratio) for the Funds will be reduced and the Funds will use a tiered expense

Institutional Trust Services

structure, with the lowest fees for the more conservative Funds that are designed for investors closer to retirement. You will be requested to review the new fee arrangements in the prospectus and you will receive a “Notice of Fee Arrangements for Proprietary Mutual Funds.” This form will be provided to you beginning in July.

•

Participant Communications – We will notify your plan participants of the changes when implemented through an announcement included with the upcoming participant statements. This communication will notify participants of the name change and inform them that they can view an updated prospectus online at www.wellsfargo401konline.com.

•

404(c) Compliance – A prospectus is always available upon request to you and your plan participants via phone at 1-866-935-5765 or online at www.wellsfargo401konline.com to be used in your 404(c) compliance efforts.

We look forward to continuing to serve you, and assisting your plan participants with reaching their retirement goals. If you have any questions about the Wells Fargo Advantage Outlook Funds changes, please contact your Relationship Manager at 1-866-935-5700.

“Dow Jones” and “Dow Jones Target Date Indexes” are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by Global Index Advisors, Inc. and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date Funds, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such product(s).

This notice must be accompanied or preceded by current prospectuses for the appropriate fund(s) held in an account. Consider the investment objectives, risks, charges and expenses of the investment carefully before investing. This and other information about the Funds can be found in a current prospectus. Please read it carefully before investing.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company and affiliate of Wells Fargo Bank, N.A., provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member NASD/SIPC, an affiliate of Wells Fargo & Company.

FOR INSTITUTIONAL INVESTOR USE ONLY – NOT FOR USE WITH THE PUBLIC